UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2020

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600,
Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange

Item 1.01.  Entry into a Material Definitive Agreement.

On March 16, 2020, CIM Commercial Trust Corporation (the “Company”), CIM Capital, LLC and CIM Service Provider, LLC entered into an Equity Distribution Agreement (the “Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Agent”), pursuant to which the Company may offer and sell shares of its common stock, par value $0.001 per share (“Common Stock”), having an aggregate offering price of up to $25,000,000 in an “at-the-market” equity offering program under which the Agent will act as sales agent and/or principal (the “Offering”).

Sales of Common Stock in the Offering, if any, may be made by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly on the Nasdaq Global Market, on any other existing trading market for the Common Stock, in block trades or to or through a market maker or through an electronic communications network. The Agent is not required to sell any specific number or dollar amount of shares of Common Stock, but upon acceptance of a placement notice from the Company and subject to the terms and conditions of the Agreement, the Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell shares of Common Stock on the terms set forth in such placement notice.  In accordance with applicable regulations of the Tel Aviv Stock Exchange (the “TASE”), no sales will be made directly on the TASE.

The Agreement provides that the Agent will be entitled to compensation that will not exceed, but may be lower than, 2% of the gross sales price per share for any shares of Common Stock sold through it as sales agent under the Agreement. Under the terms of the Agreement, the Company may also sell shares of the Common Stock to the Agent as a principal at prices agreed upon at the time of sale.

Notwithstanding the execution of the Agreement, the Company currently does not intend to issue shares of Common Stock in the Offering until the Company believes that the market disruption caused by the global outbreak of the novel strain of the coronavirus has ceased and stability has returned to the capital markets.

The Company has no obligation to sell any Common Stock under the Agreement, and may at any time suspend solicitation and offers under the Agreement.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition.

On March 16, 2020, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2019.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01.  Regulation FD Disclosure.

A copy of the Company’s Q4 2019 Investor Presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted a copy of the presentation on its Shareholder Relations page at http://shareholders.cimcommercial.com/.

The information in this Item 7.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.  Other Events.

The Company filed with the Securities and Exchange Commission a prospectus supplement, dated March 16, 2020 (the “Prospectus Supplement”), to the prospectus forming part of the shelf registration statement on Form S-3 (Reg. No. 333-233255), declared effective by the SEC on November 27, 2019, pursuant to which the Company will conduct the Offering.

Venable LLP, counsel to the Company, has issued a legal opinion relating to the validity of the shares offered in the Offering, a copy of which is attached to this Current Report on Form 8-K as Exhibit 5.1.

Sullivan & Cromwell LLP, counsel to the Company, has issued a legal opinion relating to certain federal income tax consequences of the Offering described in the section of the Prospectus Supplement captioned “Material U.S. Federal Income Tax Consequences”, a copy of which is attached to this Current Report on Form 8-K as Exhibit 8.1.

Item 9.01                         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of March 16, 2020, by and among CIM Commercial Trust Corporation, CIM Capital, LLC, CIM Service Provider, LLC and Ladenburg Thalmann & Co. Inc.

5.1	Opinion of Venable LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

99.1	Press Release, dated March 16, 2020.

99.2	Q4 2019 Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:                  March 16, 2020

CIM COMMERCIAL TRUST CORPORATION

By:	/s/ David Thompson
David Thompson, Chief Executive Officer